                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 9, 2002


                               TRC COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-9947               06-0853807
-------------------------------    -----------------   -------------------------
(State or other jurisdiction of    (Commission File         (IRS Employer
          incorporation)                Number)          Identification Number)




             5 Waterside Crossing
             Windsor, Connecticut                               06095
--------------------------------------------------    --------------------------
    (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (860) 298-9692











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ITEM 5. OTHER EVENTS.

On February 6, 2002 the Company announced a 3 for 2 split of its common stock. The record date for the stock split was February 19, 2002 and the distribution was made on March 5, 2002.

The following tables present proforma earnings per share information on a post - split basis for the periods indicated:


                                        Three Months Ended                       Three Months Ended
                                           December 31,                              September 30,
                                       2001             2000                   2001              2000
                                   -------------   --------------           ------------   --------------
Earnings per share:
      Basic                      $          .32    $         .19          $         .30     $        .17
      Diluted                               .28              .18                    .27              .15
                                   -------------   --------------           ------------   --------------

Average shares outstanding:
      Basic                              12,052           10,748                 11,235           10,600
      Diluted                            13,472           11,768                 12,536           11,454
                                   -------------     ------------           ------------      -----------



                                                          Fiscal Year Ended June 30,
                                     2001            2000            1999             1998            1997
                                   ----------     -----------     -----------      -----------     -----------
Earnings (loss) per share:
      Basic                    $         .83    $        .45    $        .24     $        .11    $       (.05)
      Diluted                            .75             .43             .24              .11            (.05)
                                   ----------     -----------     -----------      -----------     -----------

Average shares outstanding:
      Basic                           10,854          10,268          10,173           10,072          10,112
      Diluted                         11,934          10,785          10,258           10,089          10,121
                                   ----------     -----------     -----------      -----------     -----------





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRC COMPANIES, INC.

April 9, 2002                    by:        /s/  Harold C. Elston, Jr.
                                       -----------------------------------------
                                                 Harold C. Elston, Jr.
                               Senior Vice President and Chief Financial Officer
                                            (Chief Accounting Officer)









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